Liabilities related to associates and joint ventures	12 Months Ended
Dec. 31, 2022
Liabilities Related To Associates And Joint Ventures
Liabilities related to associates and joint ventures

25.	Liabilities related to associates and joint ventures

a) Samarco dam failure

In November 2015, the Fundão tailings dam owned by Samarco Mineração S.A. (“Samarco”) experienced a failure, releasing mine tailings downstream, flooding certain communities and impacting communities and the environment along the Doce River. The dam failure resulted in 19 fatalities and caused property and environmental damage to the affected areas. Samarco is a joint venture equally owned by Vale S.A. and BHP Billiton Brasil Ltda. (‘‘BHPB’’).

In 2016, Vale, Samarco and BHPB, entered into a Framework Agreement with the Federal Government of Brazil, the states of Espírito Santo and Minas Gerais and certain other public authorities to establish the Renova Foundation that is developing and executing environmental and socio-economic programs to remediate and provide compensation for damage caused by the Samarco dam failure.

In June 2018, Samarco, Vale and BHPB entered into a comprehensive agreement with the offices of the federal and state (Minas Gerais and Espírito Santo) prosecutors, public defenders and attorney general, among other parties (“TacGov Agreement”), improving the governance mechanism of Renova Foundation and establishing, among other things, a process for potential revisions to the remediation programs under the Framework Agreement.

Under the Framework Agreement, Samarco has primary responsibility for funding Renova Foundation’s annual calendar year budget for the duration of the Framework Agreement. However, to the extent that Samarco does not meet its funding obligations, Vale and BHPB have secondary funding obligations under the Framework Agreement in proportion to their 50 per cent shareholding in Samarco.

Samarco began to gradually recommence operations in December 2020, however, there remains significant uncertainty regarding Samarco’s long-term cash flow generation.

b)	Changes on the provisions in the year

	December 31, 2021	Income statement	Monetary and present value adjustments	Disbursements	Translation adjustments	December 31, 2022
Renova Foundation reparation and compensation programs	2,910	110	243	(338)	199	3,124
De-characterization of the Germano dam	202	(21)	1	-	15	197
Liabilities	3,112	89	244	(338)	214	3,321

Current liabilities	1,785					1,911
Non-current liabilities	1,327					1,410
Liabilities	3,112					3,321

Discount rate in nominal terms	5.48% - 8.79%					6.20% - 9.51%

c)	Renova Foundation

In 2022 new court decisions were issued on individual compensation for the residents of the towns impacted by the dam failure, impacting the provisioning related to the Renova Foundation. These decisions mainly altered and expanded the number of types of damage, categories and amounts that can be compensated to the impacted towns. The increase in the provision is substantially a result of these judicial decisions.

d)        Germano Dam

In addition to the Fundão tailings dam, Samarco owns the Germano dam, which was also built under the upstream method and has been inactive since the Fundão dam failure. Due to the safety requirements set by the Brazilian National Mining Agency (“ANM”), Samarco prepared a project for the de-characterization of this dam, resulting in a provision for the de-characterization of the Germano tailings dam.

e)	Samarco’s working capital

In addition to the provision, Vale made available the amount of US$21 for the year ended December 31, 2021 which was fully used to fund Samarco’s working capital and recognized in Vale´s income statement as an expense in “Equity results and other results in associates and joint ventures”. In 2022, Vale was not required to fund Samarco’s working capital.

f)	Insurance

Since the Fundão dam failure, the Company has been negotiating with insurers the indemnification payments based on its general liability policies. In 2021, the Company received payments in the amount of US$33, which was recorded as a gain in the income statement as “Equity results and other results in associates and joint ventures”. The Company did not receive any further insurance in 2022 and does not expect to receive any material amounts in the future.

g)	Judicial recovery of Samarco

In April 2021, Samarco filed for Judicial Reorganization (“JR”) with the Courts of Minas Gerais to renegotiate its debt, which is held by bondholders abroad. The purpose of JR is to restructure Samarco’s debts and establish an independent and sustainable financial position, allowing Samarco to keep working to resume its operations safely and to fulfill its obligations related to the Renova Foundation.

In addition, the ongoing discussions in the context of the JR may lead to the loss of deductibility of part of the expenses incurred with the Renova Foundation and of the deferred taxes over the total provision, depending on the method determined for restructuring Samarco's debts. As at December 31, 2022, the exposure is US$1,620, of which US$571 are expenses already incurred and considered as part of the Company’s uncertain tax positions (note 8).

The Company is working with the perspective that the mechanisms resulting from the JR will continue allowing the deductibility of these expenses. However, future decisions resulting from the negotiations regarding Samarco's capital structure, which are not under Vale's control, could materially change the deferred tax recognized by the Company.

h)	Contingencies related to Samarco accident

These proceedings include public civil actions brought by Brazilian authorities and multiple proceedings involving claims for significant amounts of damages and remediation measures. The Framework Agreements represents a model for the settlement of the public civil action brought by the MPF and other related proceedings. There are also putative securities class actions in the USA against Vale and some of its current and former officers and a criminal proceeding in Brazil. The main updates regarding the lawsuits in the year were as follows:

Public Civil Action filed by the Federal Government and others and public civil action filed by the Federal Public Ministry ("MPF")

Vale is a defendant in several legal proceedings brought by governmental authorities and civil associations claiming socioenvironmental and socioeconomic damages and a number of specific remediation measures as a result of the Samarco’s Fundão dam failure, including a claim brought by the Federal Public Prosecution Office in 2016 seeking US$29 billion (the effect for Vale would be 50% of this amount), which has been suspended from the date of ratification of the TacGov Agreement.

However, as pre-requisites established in the TacGov Agreement, for renegotiation of the Framework Agreement were not implemented during the two-year period ended September 30, 2020, the Brazilian Federal and State prosecutors and public defenders filed a request for the immediate resumption of the US$29 billion claim.

Therefore, Vale, Samarco, BHPB and Federal and State prosecutors have been engaging in negotiations to seek a definitive settlement of the obligations under the Framework Agreement and the US$29 billion Federal Public Prosecution Office claim. The goal in signing a potential agreement is to provide a stable framework for the execution of reparation and compensation programs.

The potential agreement is still uncertain as it is subject to conclusion of the negotiations and approval by the Company, relevant authorities and intervenient parties.

The estimate of the economic impact of a potential agreement will depend mainly on (i) a detailed assessment of the estimates of the amounts to be spent on the reparation and compensation projects being discussed, (ii) an analysis of the detailed scope of such projects to determine their overlap with the initiatives and amounts already provisioned; and (iii) the timing of the execution of projects and disbursements, which will impact the present value of the obligations.

Therefore, until any revisions to the Programs are agreed, Renova Foundation will continue to implement the Programs in accordance with the terms of the Framework Agreement and the TacGov Agreement, for which the expected costs are reflected in the Company’s provision.

Criminal proceedings

In September 2019, the federal court dismissed all criminal charges against Vale representatives relating to the first group of charges, which concerns the results of the Fundão dam failure, remaining only the legal entity in the passive pole. The second group of charges against Vale S.A. and one of the Company’s employees, which concerns the accusation of alleged crimes committed against the Environmental Public Administration, remained unchanged. The Company cannot estimate when a final decision on the case will be issued. The likelihood of a financial loss to the Company is classified as possible and it is not yet possible to reliably estimate the amount of a potential loss to Vale.

United Kingdom contribution claim

As a result of the rupture of Samarco’s Fundão dam failure, BHP Group Ltd (“BHP”) was named as defendant in group action claims for damages filed in the courts of England and Wales (The “UK Claim”). The UK Claim includes only BHP and was filed on behalf of certain individuals and municipalities in Brazil only against BHP, for the allegedly damages caused by the Fundão dam failure.

In December 2022, BHP filed a contribution claim against Vale, requesting the Company to be responsible for the indemnification payments in the proportion to its interest held in Samarco. The Company believes that it is not subject to the jurisdiction of the English Court and it does not have any contractual obligation in relation to this matter, therefore, the Company has assessed the risk of loss as remote.

i)	Summarized financial information

The summarized financial information of Samarco are as follows. The stand-alone financial statements of Samarco may differ from the financial information reported herein, which is prepared considering Vale’s accounting policies.

	December 31, 2022	December 31, 2021
Current assets	454	561
Non-current assets	2,748	2,921
Total assets	3,202	3,482

Current liabilities	10,808	10,902
Non-current liabilities	7,401	7,040
Total liabilities	18,209	17,942
Negative reserves	(15,007)	(14,460)

Net income (loss) for the year ended	11	(3,208)

Following the recent decision of the STF, as detailed in note 8(e), the Company expects that Samarco will also recognize a material liability in its financial statements and, therefore, it may impact Samarco’s ability to meet its cash obligations in the future. However, as described in its accounting policy, the Company does not have an obligation to provide funding to Samarco and it did not record a provision accordingly. Moreover, the Company already has a provision related to Renova Foundation and this matter does not have any impact in the existing provision recorded by Vale as at December 31, 2022.

Critical accounting estimates and judgments

Under Brazilian legislation and the terms of the joint venture agreement, the Company does not have an obligation to provide funding to Samarco. Accordingly, the Company’s investment in Samarco was fully impaired and no provision was recognized in relation to the Samarco’s negative equity.

The provision related to Renova Foundation requires the use of assumptions that may be mainly affected by: (i) changes in scope of work required under the Framework Agreement as a result of further technical analysis and the ongoing negotiations with the Federal Prosecution Office, (ii) activity level of Samarco´s operations; (iii) updates of the discount rate; and (iv) resolution of existing and potential legal claims.

Moreover, the main critical assumptions and estimates applied in the Germano dam provision considers, among others: (i) volume of the waste to be removed based on historical data available and interpretation of the enacted laws and regulations; (ii) location availability for the tailings disposal; and (iii) acceptance by the authorities of the proposed engineering methods and solution.

As a result, future expenditures may differ from the amounts currently provided and changes to key assumptions could result in a material impact to the amount of the provision in future reporting periods. At each reporting period, the Company reassess the key assumptions used by Samarco in the preparation of the projected cash flows and adjust the provision, if required.